UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

Veea Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40218	98-1577353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 E. 83rd Street

New York, NY

(212) 535-6050

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	VEEA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	VEEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Randal Stephenson as the Company’s Acting Chief Financial Officer

On July 15, 2025, Randal V. Stephenson was appointed as the Acting Chief Financial Officer by the board of directors (the “Board”) of Veea Inc., a Delaware corporation (the “Company”), replacing Ms. Janice Smith solely in her role as the Acting Chief Financial Officer; for avoidance of doubt, Ms. Smith shall continue to serve as the Executive Vice President and Chief Operating Officer of the Company.

Mr. Stephenson has served as the Chief Strategy Officer and Senior Vice President of Finance of the Company since May 2025. He is an investment banking, strategy and corporate finance professional with over 25 years of experience in mergers, acquisitions, restructuring, sale of companies, private capital placements, strategic planning and corporate development. Prior to joining Veea, from 2023 to 2025 Mr. Stephenson was the Chief Executive Officer and Head of Investment Banking for FE Capital Markets, LLC, a technology investment banking firm, and from 2020 to 2023 he was a Managing Director with GLC Securities LLC, a restructuring and investment banking firm. Mr. Stephenson has additional investment banking experience at Deutsche Bank Securities, JPMorgan Chase Securities, Jefferies & Company, Merrill Lynch, and Duff & Phelps Securities. He has closed over 300 M&A and corporate financing transactions in 20 countries valued more than $70 billion, and has been an Independent Director and Chair of the Audit Committee for a NASDAQ listed company. Mr. Stephenson received his M.B.A. from Harvard Business School, his J.D. (with honors) from Boston College Law School, and his B.A. from the University of Michigan. Mr. Stephenson is admitted to practice law in New York.

Mr. Stephenson has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

On April 30, 2025, Veea and Mr. Stephenson entered an offer letter, pursuant to which Mr. Stephenson was appointed the Company’s Senior Vice President, Finance and Chief Strategy Officer of the Veea. Pursuant to the offer letter, Mr. Stephenson is entitled to an annual base salary of $84,000, which may be raised to $425,000 or above starting on July 1, 2025, dependent on the cash condition of the Company. Mr. Stephenson is also eligible to receive an annual performance bonus, at the discretion of the CEO and the Compensation Committee of the Board, in an amount up to 100% (one hundred percent) of his annual base salary (pro-rated for calendar year 2025). In addition, Mr. Stephenson received non-qualified options to purchase 88,000 shares of common, with an amount of 19,000 shares vesting on each of May, 31 2025 and June 30, 2025, 12,500 shares vesting on May 1, 2026 and remaining vesting in equal amounts quarterly until the award is fully vested.

Appointment of Helder Antunes as the Company’s Acting Chief Revenue Officer

On July 15, 2025, Helder Antunes was appointed as the Acting Chief Revenue Officer of the Company by the Board of the Company.

Mr. Antunes has served as a member of the Board since September 2024. Mr. Antunes is an entrepreneur, technologist, and executive with over 30 years of experience in Silicon Valley and around the world. Mr. Antunes previously served as the CEO of Crowdkeep Inc. The Company acquired the technologies of Crowdkeep in May 2025. Prior to serving as Crowdkeep’s CEO, Mr. Antunes previously served as the CEO of Cyvole Inc. and a Cisco executive for over 20 years, crucial in leading corporate innovation and in the development of many of Cisco’s many security products, such as IoS imbedded security, Cisco Virtual Office (CVO), and Dynamic Multipoint VPN, as well as leading projects like Cisco Connected Car, founding the OpenFog Consortium, and developing the reference architecture for all things IoT. A renowned expert in data security, Internet of Things (IoT), fog computing, and disruptive innovation, Mr. Antunes speaks at numerous conferences and symposiums around the world every year and has presented to the U.S. Congress, and the parliaments of countries like Norway and Portugal on the topics of technology and innovation. Mr. Antunes has also served as an advisor to the Government of Portugal and the Regional Government of the Azores, counseling on the topics of stimulating high tech development, fostering investment environments, and promoting science & technology education.

Mr. Antunes has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

Attached, as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated into this Item 7.01 by reference, is a  presentation describing the business of the Company (the “Company Presentation”).

The Company Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Company Presentation
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veea Inc.

Date: July 17, 2025	By:	/s/ Allen Salmasi
	Name:	Allen Salmasi
	Title:	Chief Executive Officer

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